Exhibit 99.2 ™ Outsmarting Complex Diseases with Intelligent Medicines Corporate Overview December 2021

Disclaimer This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Dynamics Special Purpose Corp. (“Dynamics”) and Senti Biosciences, Inc. (“Senti”) and a potential investment in connection therewith (the “Purpose”). By accepting this Presentation, the recipient acknowledges and agrees that all of the information contained herein is confidential, that the recipient will distribute, disclose, and use such information only for such Purpose and that the recipient shall not distribute, disclose or use such information in any way detrimental to Senti or Dynamics. The information contained herein does not purport to be all-inclusive and none of Dynamics, Senti, J.P. Morgan Securities LLC (“JPM”), Morgan Stanley & Co. LLC (“MS”) and BofA Securities, Inc. 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Dynamics‘s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Senti, Dynamics and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Dynamics as of a record date to be established for voting on the proposed Business Combination. Dynamics shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to www.dspc.bio. Participants in the Solicitation. 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SENTI BIO Proprietary gene circuit technology platform enables the development of “smart” next-gen cell and gene therapies with enhanced efficacy, safety and control Multiple therapeutic modalities (e.g. NK cells, T cells, iPSCs, gene therapy, mRNA, etc.) offering vast opportunities Potential to address patients with high unmet needs in oncology, immunology, genetic diseases, neurology, cardiology, ophthalmology, and more Senti Bio designs gene circuits for next-gen cell Differentiated Allogeneic CAR-NK Oncology Pipeline and Collaborations and gene therapies with Spark (Roche) and BlueRock (Bayer) Allogeneic CAR-NK Anticipated IND filings in 2023 for product candidates SENTI-202 (AML) and SENTI-301 (HCC) Note: Acute Myeloid Leukemia (AML), Hepatocellular Carcinoma (HCC) 3

SENTI’S FOUNDING TEAM Senti is Founded and Led by Pioneers in Synthetic Biology and Cell Technologies FOUNDING TEAM Wilson Wong, Ph.D. Tim Lu, M.D., Ph.D. Philip Lee, Ph.D. Jim Collins, Ph.D. SCIENTIFIC ADVISOR CEO CTO SCIENTIFIC ADVISOR SENTI FOUNDERS’ AFFILIATIONS WORLD-CLASS COMPANY FOUNDERS REPRESENTATIVE PUBLICATIONS Genetic circuit design automation Alec A. K. Nielsen, Bryan S. Der, Jonghyeon Shin, Prashant Vaidyanathan, Vanya Paralanov, Elizabeth A. Strychalski, David Ross, Douglas Densmore and Christopher A. Voigt (March 31, 2016) Science 352 (6281), . [doi: 10.1126/science.aac7341] Editor's Summary Programming circuitry for synthetic biology 4 As synthetic biology techniques become more powerful, researchers are anticipating a future in which the design of biological circuits will be similar to the design of integrated circuits in electronics. Nielsen et al. describe what is essentially a programming language to design computational circuits in living cells. The circuits generated on plasmids expressed in Escherichia coli required careful insulation from their genetic context, but primarily functioned as specified. The circuits could, for example, regulate cellular functions in response to multiple environmental signals. Such a strategy can facilitate the development of more complex circuits by genetic engineering. Science, this issue p. 10.1126/science.aac7341 This copy is for your personal, non-commercial use only. Article Tools Visit the online version of this article to access the personalization and article tools: http://science.sciencemag.org/content/352/6281/aac7341 Obtain information about reproducing this article: Permissions http://www.sciencemag.org/about/permissions.dtl Science (print ISSN 0036-8075; online ISSN 1095-9203) is published weekly, except the last week in December, by the American Association for the Advancement of Science, 1200 New York Avenue NW, Washington, DC 20005. Copyright 2016 by the American Association for the Advancement of Science; all rights reserved. The title Science is a registered trademark of AAAS. Downloaded from http://science.sciencemag.org/ on May 11, 2016

BIOLOGY’S CHALLENGES Today’s Cell and Gene Therapies Cannot Resolve Fundamental Disease Challenges …AND CANNOT OVERCOME FUNDAMENTAL CURRENT CELL AND GENE THERAPIES ARE SIMPLISTIC… DISEASE CHALLENGES Unable to precisely distinguish TARGET HETEROGENEITY diseased versus healthy cells CAR-NK CAR-T Unable to overcome multiple DISEASE EVASION disease mechanisms TIL iPSC Unable to be regulated after NARROW THERAPEUTIC WINDOW delivery into patients Gene mRNA Therapy Unable to adapt to disease DYNAMIC DISEASE CONDITIONS conditions 5

GENE CIRCUIT PLATFORM TECHNOLOGY

Senti's Gene Circuits Use Biological Computation to Solve Biological Problems

Evolution has selected for natural genetic circuits

Genetic Parts


Transcription factor
Target gene and binding site

Gene Circuits



Gene Networks



Adopted from Babu et. al. Curr Opin in Structural Bio, 14(3), 2004

SENTI BIO

Learning from evolution, Senti creates intelligent gene circuits


Gene Circuit
Logic Gating
Multi Arming
Regulator Dial
Smart Sensor
CAR OR Gate
CAR NOT Gate
Combo Effector
Calibrated Release
SM-regulated Promoter
Cell-type Promoter
Cell-state Promoter
Gene-Circuit Enabled Cell and Gene Therapies

6

SENTI’S DESIGN-BUILD-TEST-LEARN (DBTL) PROCESS Powerful and Scalable Engine Optimizes Gene Circuits to Enable Creation of Intelligent Medicines SENTI’S DESIGN-BUILD-TEST-LEARN ENGINE LEARN Central Knowledge Database Biological Data Optimized DESIGN BUILD TEST Gene Circuits Disease Indication Teams, in vivo Vector Core, Cell Manufacturing Centralized Gene Circuit Core, Disease Indication Teams Core, Analytical Core Design Team ▪ ML / computational algorithms▪ DNA, vector and cell engineering ▪ Automated high throughput screening ▪ Patient disease bioinformatics with GMP-relevant processes▪ Analytical testing on process efficiencies and robustness Hit Selection Alternative Designs Production Efficiency 7

SENTI’S GENE CIRCUIT SOLUTIONS Senti’s Gene Circuit Platform is Designed to Overcome Fundamental Disease Challenges FUNDAMENTAL DISEASE CHALLENGES… …ARE TACKLED THROUGH INTELLIGENT GENETIC PROGRAMMING Integrates multiple targets to pinpoint diseased cells and spare TARGET HETEROGENEITY LOGIC GATING healthy ones Targets multiple disease pathways DISEASE EVASION MULTI-ARMING within a single all-in-one drug Dynamically regulates therapies in NARROW THERAPEUTIC WINDOW REGULATOR DIAL vivo using FDA-approved oral drugs Precisely detects and responds to DYNAMIC DISEASE CONDITIONS SMART SENSOR disease environments 8

WE BELIEVE THAT OUR GENE CIRCUITS SOFTWARE PLATFORM IS BROADLY APPLICABLE Gene Circuits Could Potentially Power Multiple Cell and Gene Therapy Modalities for Broad Therapeutic Potential Diverse Modalities CAR OR CAR NOT Logic Gate Gate Gating NK Cells T Cells AAVs Combo Calibrated Multi Effector Release Arming Gene HSCs iPSCs Circuit SM-regulated Promoter Regulator Indications Dial • Oncology • Cardiology Cell-type Cell-state• Immunology • Ophthalmology Promoter Promoter Smart • Genetic Diseases • Neuro Sensor • Metabolic Diseases 9

SENTI’S GENE CIRCUITS Logic Gating Enables Highly Specific Therapies by Recognizing Multiple Antigens Toolbox of TUMOR-ASSOCIATED ANTIGENS (TAA) SAFETY ANTIGEN ENGAGEMENT Gene Circuits ENGAGEMENT TRIGGERS CANCER CELL KILLING ENABLES PROTECTION OF HEALTHY CELLS SENTI NOT-GATE CANCER CELL SENTI NOT-GATE HEALTHY Logic Gating CAR-NK CELLS CAR-NK CELLS CELL Multi Arming Regulator Dial Smart Sensor Activating CAR (aCAR) Tumor-Associated Antigens Inhibitory CAR (iCAR) Safety Antigen 10

SENTI’S GENE CIRCUITS NOT Logic Gate Functions In Vivo to Specifically Kill Cancer Cells and Spare Healthy Cells Toolbox of NOT-GATED CAR-NK CELLS REDUCE RESULTING IN ENRICHMENT Gene Circuits NOT-Logic-Gated Healthy Cancer 50:50 KILLING OF HEALTHY CELLS OF HEALTHY CELLS CAR-NK Cells Cells Cells Cancer Cells Healthy Cells ** Logic + 70 + **** Gating 60 50 40 Multi Arming I.V. injection 30 20 10 Regulator Blood collection Dial 0 NOT GATE NOT GATE Control CAR- Control Control CAR-NK NOT GATE CAR-NK Healthy Cells Cancer Cells NK Cells CAR-NK Cells CAR-NK CAR-NK Cells Cells Spared Killed Cells Cells Smart Sensor Source: Internal data 11 % of All Blood Cells

SENTI’S GENE CIRCUITS Multi-Arming Circuits Enable All-in-One Combination Cell and Gene Therapies Toolbox of Multiple Immune Gene Circuits Stimulators: Central Knowledge LEARN Database Logic IL15 Gating IL21 IL7 Biological Data IL18 Multi Optimized Arming IL12 Gene DESIGN BUILD TEST Circuits [….] Disease Indication Centralized Gene Vector Core, Cell Circuit Design Team Manufacturing Core, Teams, in vivo Core, Regulator Analytical Core Disease Indication Teams Dial Use of Senti’s Design-Build-Test-Learn Engine optimizes each payload’s expression level and which combinations are expressed from Multi-Arming gene circuits to enhance therapeutic activity Smart Sensor 12

SENTI’S GENE CIRCUITS Multi-Armed CAR-NK Cells Exhibit Significantly Improved Killing of Cancer Cells TUMOR CELL KILLING Toolbox of IN VITRO TUMOR CELL KILLING (INCUCYTE) (day 5 post co-culture, 2:1 ratio) Gene Circuits Tumor cells alone CAR-NK (no cytokines) CAR-NK + cytokine 1 CAR-NK + cytokine 2 Tumor cells alone CAR NK Tumor cells CAR NK SENTI CAR-NK + cytokine 1+2 Tumor cells CAR-NK alone Logic 100 alone Gating 80 60 Multi Arming CAR-NK + SENTI CAR-NK + 40 cytokine 1 cytokine 1+2 CAR NK CAR NK CAR NK + cytokine 1+2 + cytokine 1 + cytokine 1+2 20 Regulator Dial 0 Red fluorescence = tumor cells 0 40 60 80 100 120 Elapsed time (hours) Smart Sensor Arming of CAR-NK cells using a combination of cytokines results in potent and durable killing Source: Internal data 13 Relative Tumor Cell Abundance (%)

SENTI’S GENE CIRCUITS Regulator Dial Circuit Potentially Enables Control of Cell Therapies Using FDA- Approved Drugs Toolbox of OFF MULTIPLE DRUG ON Gene Circuits SWITCHES: Logic • HCV protease inhibitors Gating • IMiDs Little/no immune Multi • Tamoxifen Arming effectors secreted in absence of small molecule drug Regulator Dial Cytokine payload is expressed only in presence of small molecule drug Smart Sensor 14

SENTI’S GENE CIRCUITS Regulator Dial Enables ~90-fold ON/OFF Control of IL-12 Secretion In Vivo STUDY DESIGN Toolbox of Immune deficient NSG mice Gene Circuits ± Logic GRZ 75 mg/kg Vehicle or dGR oseZ Dosed dose No Vehicle or GRZ Dosed 1/2 dose dose dose Gating or vehicle Day -2 -1 0 1 2 3 4 8 Randomization Cell injection Collect plasma Collect plasma Multi Arming IL-12 DETECTED IN MOUSE PLASMA 10,000 Vehicle *** GRZ 75mg/kg Regulator Dial 1,000 ns 100 Smart Sensor 10 Day 4 Day 8 *** p < 0.001 Source: Internal data 15 IL-12 (pg/mL)

SENTI’S GENE CIRCUITS Smart Sensors Enable Precise and Dynamic Recognition of Diseased Cells Toolbox of CURRENT GENE THERAPIES LACK SPECIFICITY FOR SPECIFIC DISEASED CELL TYPES Gene Circuits ON-target cells OFF-target cells Logic Gating Differential transcription factor profiles between cell types Multi Arming Active No activity TF binding response sites Combinatorial Libraries Regulator Dial Top performing circuit Smart Sensor v1.1 v1.2 v1.3 16

SENTI'S GENE CIRCUITS

Smart Sensor Promoters Enable up to 1,000-fold Selectivity for Diseased Cells

Toolbox of Gene Circuits


Logic
Gating
Multi
Arming
Regulator
Dial
Smart
Sensor

SIGNALS SUCH AS TRANSCRIPTION FACTOR(S)



Cancer-specific transcription factor(s)

GENE THERAPY WITH TRANSGENE EXPRESSION UP TO ~1,000X CELL TYPE SELECTIVITY


100,000x
10,000x
1,000x
100x
10x
1x
Median Fluorescence Intensity
*
*
Cancer Cell Synthetic Promoter
Healthy Cell Synthetic Promoter
* p < 0.05
Cell Line:
Breast Cancer
Healthy Breast

Source: Wu et al. Nature Communications 10, Article number 2880 (2019)

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PIPELINE

Gene Circuit Enabled Pipeline With Additional Collaboration Opportunities

Modality	Gene Circuit	Name	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Rights
Allogeneic NK Cells for Oncology	Logic Gating	SENTI-202	Acute Myeloid Leukemia						SENTI BIO
		SENTI-401	Colorectal Cancer						
		SENTI-411	Solid Tumors						
		SENTI-421	Solid/Liquid Tumors						
	Multi-Arming	SENTI-301	Hepatocellular Carcinoma						
		SENTI-311	Solid Tumors						
Gene Therapies for Tissue-Directed Targets	Smart Sensor	GC-1001 /-1002	Ocular						Spark Therapeutics, Roche
		GC-1003 /-1004	Central Nervous System						
		GC-1005	Liver						
Cell Therapies for Regenerative Medicine	Regulator Dial	GC-1101	Regenerative Medicine						BlueRock Therapeutics, Bayer
		GC-1102	Regenerative Medicine						
	Smart Sensor	GC-1103	Regenerative Medicine						

Note: Spark is a wholly owned subsidiary of Roche; Bluerock is a wholly owned subsidiary of Bayer
For further details regarding the Spark and BlueRock collaborations, please see page 33 and 34

18

WHY NK CELLS?

Natural Killer (NK) Cells are an Ideal Modality for Gene-Circuit Enhanced Cancer Cell Therapy

Innate Killing

- ✓ Natural ability to kill tumor cells and spare healthy ones based on multi-receptor engagement
- ✓ Anti-tumor activity and persistence validated

Immune Activation

- ✓ Proinflammatory cytokine and chemokine secretion
- ✓ Elicit endogenous response for durable anti-tumor immunity

Favorable Safety

- ✓ Low/no incidence of GvHD vs. CAR-T
- ✓ Low risk of CRS and neurotoxicity

Broad Access

- ✓ Does not require patient derived cells
- ✓ Potential for outpatient administration
- ✓ Amenable to large scale allogeneic manufacturing

Clinical Validation

- ✓ MD Anderson CD19 CAR-NK study in advanced B cell malignancies: 7/11 (64%) CRs and no reported CRS, GvHD or neurotoxicity
- ✓ Fate Therapeutics study with FT516 in B-cell lymphoma: 6/11 (55%) CRs and no CRS, GvHD or neurotoxicity

Note: MD Anderson study data was presented at ASH 2020 and Fate Therapeutics study was presented on August 19, 2021

19

PROPRIETARY CALIBRATED RELEASE IL-15 Senti’s Proprietary Calibrated Release IL-15 (crIL-15) Enhances NK Cell Persistence and Tumor Killing crIL-15 ENABLES BOTH AUTOCRINE AND PARACRINE SIGNALING crIL-15 IMPROVES NK PERSISTENCE AND SERIAL KILLING Tumor cells alone Unengineered NK cells Un-engineered NKs Unengineered NK Cells SENTI CAR-NK + crIL-15 CAR-NK + wtIL-15 5 4 CAR-NK + wtIL-15 3 2 **** **** 1 SENTI CAR-NK + crIL-15 crIL-15 SENTI CAR-NK + crIL-15 ns 0 0 24 48 72 96 120 144 168 192 Hours Red fluorescence = tumor cells ns = not significant; **** p= <0.0001 rd Images taken from 3 round 20 Source: Internal data Relative Tumor Cell Abundance

SENTI-202: LOGIC-GATED CAR-NK CELLS FOR PRECISION TARGETING OF AML

SENTI-202: Designed to Address Unmet Needs in the Treatment of Acute Myeloid Leukemia (AML)

Toolbox of Gene Circuits

- Logic Gating
- Multi Arming
- Regulator Dial
- Smart Sensor

SENTI'S LOGIC GATES SOLVE KEY DISEASE CHALLENGES IN AML

CHALLENGES	SENTI GENE CIRCUIT SOLUTIONS
Target heterogeneity Relapse due to incomplete targeting of leukemic stem cells (LSCs)	**OR Logic Gate** Targets multiple AML tumor associated antigens
Target heterogeneity Off-tumor toxicity and limited efficacy due to lack of AML-specific targets	**NOT Logic Gate** Enables broad targeting of AML while preserving healthy blood stem cells

UNMET NEED IN AML

5-Year Survival[1]


29.5%

DUE TO DISEASE RELAPSE DRIVEN BY LEUKEMIC STEM CELLS (LSCs)

SENTI'S LOGIC-GATED CAR-NK PROGRAM OFFERS POTENTIAL TO DEVELOP A CURE FOR AML PATIENTS IN THE ABSENCE OF A BONE MARROW TRANSPLANT

[1]SEER Cancer Stat Facts: Acute Myeloid Leukemia

21

SENTI-202 SUMMARY SENTI-202: Potential to Develop a Cure With No Bone Marrow Transplant Needed PRODUCT SCHEMATIC FLT3 OR CD33 EMCN CAR OR CAR NOT Logic aCAR iCAR Gate Gate Gating Combo Calibrated Multi Effector Release crIL-15 Arming Gene Circuit SM-regulated Promoter Regulator Dial Cell-type Cell-state Promoter Promoter Smart Sensor Allogeneic SENTI OR+NOT- Gate CAR-NK Cells 22

SENTI-202 OR/NOT LOGIC GATING SENTI-202 OR/NOT Logic Gating: Deep Clearance of AML Blasts and AML LSCs While Sparing Healthy Hematopoietic Stem Cells (HSCs) FLT3 OR CD33 ENGAGEMENT TRIGGERS EMCN ENGAGEMENT ENABLES KILLING OF HETEROGENEOUS AML CANCER CELLS PROTECTION OF HEALTHY HSCs SENTI-202 CAR- AML CANCER SENTI-202 CAR- HEALTHY NK CELL CELLS NK CELL HSC Protecting 10-20% of HSCs May Be Clinically Meaningful Activating CAR (aCAR) Tumor-Associated Antigens Inhibitory CAR (iCAR) Safety Antigen Antigen: CD33 FLT3 EMCN 23

OR GATE: CAR-MEDIATED NK CELL KILLING FLT3 OR CD33 CAR-NK Cells Significantly Suppressed Tumor Growth, Reduced Tumor Burden and Improved Survival Day 30 p-values MV4-11-BASED AML Moderate Significant No Cancer (3) vs (2): p < 0.05 XENOTRANSPLANTATION MODEL Tumor Load Tumor Load (3) vs (1): p < 0.01 Untreated (1) Unengineered NK Cells (2) Groups SENTI OR Gate CAR-NK (3) 1 100 Untreated 75 2 Unengineered NK cells 50 P-Values (3) vs (1): p < 0.01 3 (3) vs (2): p < 0.01 25 SENTI OR Gate (2) vs (1): p < 0.01 CAR-NK 0 0 20 40 60 80 DAY 9 13 20 30 Time (days) FLT3 OR CD33 CAR-NK cells significantly suppressed tumor growth and increased survival SENTI FLT3 OR CD33 CAR-NK cells achieved statistically significantly greater anti-tumor activity compared to untreated control mice (p < 0.01) and mice treated with unengineered NK cells (p < 0.05) 24 Source: Internal data Percent survival

NOT GATE DISCRIMINATION STUDY: FLT3 CANCEROUS CELLS VS EMCN+ HEALTHY CELLS

EMCN iCAR Constructs Demonstrate Functional NOT GATE Protection of Model Healthy Cells


1:2 (E:T) ratio; 18hrs
FLT3+
FLT3+ EMCN+
Percent of CAR-NK Cell-Mediated Killing
60
50
40
30
20
10
0
ns
**
***
67%
protection
50%
protection
aCAR FLT3+,
Non-Specific NOT GATE
aCAR FLT3+,
EMCN iCAR v1
aCAR FLT3+,
EMCN iCAR v2
NK Cells

KEY TAKEAWAYS

CAR-NK cells without an EMCN-specific NOT GATE kill both FLT3+ and FLT3+EMCN+ cells.

CAR-NK cells containing an EMCN-specific NOT Gate protect up to 67% of EMCN-expressing target cells while preserving effective CAR-NK-cell-mediated killing of FLT3+ cancer cells.

We believe that protecting 10-20% of Healthy HSCs is clinically meaningful.

Source: Internal data
Note: ns = not significant; ** $p < 0.01$, *** $p < 0.001$

25

NOT GATE DISCRIMINATION STUDY: AML CANCER CELLS VS PRIMARY HEALTHY BLOOD STEM CELLS

SENTI-202 Product Candidate Protects Primary Donor HSCs While Maintaining On-Target Killing of Cancer Cells

EMCN NOT-GATE CAR-NK CELLS EFFECTIVELY KILL AML CANCER CELLS


100
90
80
70
60
50
40
30
20
10
% Killing
FLT3 OR CD33 CAR-NK Cells
FLT3 OR CD33 NOT EMCN CAR-NK Cells

Experimental Approach:


OR GATE CAR-NK Cell
AML Cell
OR+NOT GATE CAR-NK Cell
AML Cell

EMCN NOT-GATE CAR-NK CELLS PROTECT HEALTHY HSCs/MPPs


60
50
40
30
20
10
0
HSC/MPP CAR-Mediated Killing (%)
**
47%
protection
FLT3 OR CD33 CAR-NK Cells
FLT3 OR CD33 NOT EMCN CAR-NK Cells


OR GATE CAR-NK Cell
Healthy HSC/MPP
OR+NOT GATE CAR-NK Cell
Healthy HSC/MPP

We believe that **protecting 10-20%** of Healthy HSCs is clinically meaningful.

Source: Internal data

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SENTI-301: CAR-NK CELLS WITH MULTI ARMING AND REGULATOR DIAL CIRCUITS FOR ENHANCED TREATMENT OF HCC

SENTI-301: Addressing Unmet Needs in the Treatment of Hepatocellular Carcinoma (HCC)

Toolbox of Gene Circuits


Logic Gating
Multi Arming
Regulator Dial
Smart Sensor

SENTI'S MULTI-ARMING AND REGULATOR DIAL GENE CIRCUITS SOLVE KEY DISEASE CHALLENGES IN HCC

CHALLENGES	SENTI GENE CIRCUIT SOLUTIONS
Disease evasion Suppressive tumor microenvironment (TME) limits efficacy	**Multi Arming** Targets multiple pathways with potent immuno-stimulators to overcome TME
Narrow therapeutic window Immuno-stimulators to overcome TME need to be controlled	**Regulator Dial** Enables exogenous switching of potent immuno-stimulators

UNMET NEED IN HCC


Diseased liver

Sixth most commonly diagnosed cancer globally

Death rate increasing in the U.S. from 2000-2016

SENTI'S CAR-NK CELLS WITH MULTI-ARMING AND REGULATORY DIAL GENE CIRCUITS HAVE THE POTENTIAL TO OVERCOME SOLID TUMOR BARRIERS FOR HCC PATIENTS

Source: Villanueva, 2019 HCC review

27

SENTI-301 SUMMARY SENTI-301 Aims to Safely Overcome the Immunosuppressive Tumor Micro-Environment for Patients with R/R HCC PRODUCT SCHEMATIC GPC3 CAR-NK + Regulated, Multi Arming CAR OR CAR NOT Logic Regulated Gate Gate Gating Payload IL-12 Expression for Safety & Control Combo Calibrated Multi Effector Release Arming Gene Circuit SM-regulated Promoter Regulator crIL-15 Dial Cell-type Cell-state Promoter Promoter Smart Sensor Allogeneic SENTI Regulated, Multi-Armed CAR-NK Cells 28

SENTI-301: ADDRESSING UNMET NEEDS WITH REGULATED, MULTI-ARMING GENE CIRCUIT SENTI-301 Multi-Arming Approach is Designed to Attack Cancer in Multiple Complementary Ways IMPROVE CAR-NK PERSISTENCE AND EFFECTOR FUNCTIONS WITH OPTIMIZED IMMUNE CELL RECRUITMENT AND DIRECT KILLING crIL-15 SIGNALING TUMOR KILLING SENTI-301 CAR-NK CELL SENTI-301 CAR-NK CELL IL-12 ÌÌ GPC3 CAR Attack crIL-15 SENTI-301 HCC CANCER CELL CAR-NK CELL 29

SENTI-301: ADDRESSING UNMET NEEDS WITH REGULATED, MULTI-ARMING GENE CIRCUIT SENTI-301 Cancer Killing Demonstrates Multi-Arming and Regulator Dial Approaches Confirmed with Preclinical Studies IMPROVE CAR-NK PERSISTENCE AND EFFECTOR FUNCTIONS WITH OPTIMIZED IMMUNE CELL RECRUITMENT AND DIRECT KILLING crIL-15 SIGNALING TUMOR KILLING GPC3+ CANCER CELL KILLING crIL-15 ARMING REGULATED IL-12 ARMING Tumor cells alone crIL-15 secreted per 5 1 1 Unengineered NK cells crIL-15 on cell surface 1e6 cells (pg/ml) C C min max 1,000 SENTI CAR-NK + crIL-15 140 4 120 100 3 100 ÌÌ 2 80 10 60 1 1 0 Unengineered NK cells 0 0.001 0.01 0.1 1 0 1 2 3 SENTI CAR-NK + crIL-15 Days GRZ (uM) Source: Internal data 30 ¹ Serum Cmin and Cmax of GRZ in human Relative Tumor Cell Abundance IL-12 Secretion (pg/mL)

CAR-NK MANUFACTURING

Senti's Allogeneic Manufacturing Designed to Enable Widespread Distribution

Senti Anticipates Scalable ~21 Day Process to Manufacture NK Cell Product | **With Off-the-Shelf Availability for Patients**

1 Starting Cells	2 Gene Modification	3 Expansion	4 Freezing & Distribution	5 Prescription	6 Infusion



HEALTHY DONOR
PURIFIED NK CELLS
crIL-15
CAR-NK CELLS
VECTORS
EXPANDED CAR-NK CELLS
>100 DOSES PER BATCH
Patient receives prescription
Product arrives and is thawed at clinic
PATIENT

High purity and functional NK cells isolated from peripheral blood	Vectors optimized for NK cell transduction	Proprietary expansion and cryopreservation process for >100 doses per batch and high post-thaw potency	Patient requests a prescription from physician	Patient receives "Off-the-shelf" infusion at a clinical site

31

NK MANUFACTURING

Strategy to Build, Control, and Scale In-House GMP Allogeneic Cell Manufacturing



Manufacturing Scale
Development
Innovative process and analytical development labs in a R&D facility
Clinical
Flexible cell therapy suites to support Phase 1/2 clinical trials in a dedicated cGMP manufacturing facility
Pivotal/Commercial
Expansion of manufacturing facility for commercial capacity and larger scales
2018
2022
2025

Key Takeaways

- Senti plans to operate in-house facilities and develop proprietary processes for manufacturing and testing of CAR-NK cell therapies
- Industry-leading contract manufacturing and testing partners leveraged for standardized components

Clinical / Pivotal / Commercial



1430

GMP manufacturing, product testing, and storage (~92,000 sf) - Alameda, CA

Development



Multi-modal preclinical research labs (~40,000 sf) - South San Francisco, CA

32

MANUFACTURING COLLABORATION Senti May Seek to Leverage its GMP Facility to Expand Synthetic Biology Enabled Biomanufacturing Through a Partnership ILLUSTRATIVE BIOMANUFACTURING DEAL STRUCTURE Senti Gets: Therapeutic Applications o Operational control of part of the GMP facility for its use o Expansion of Gene Circuits to biomanufacturing applications Gene Circuit IP o Operational and financial support from Partner + GMP Facility Partner Gets: o Ability to operate part of the GMP facility for Partner contract manufacturing o License to Gene Circuit IP only for use in Bio-Manufacturing Applications biomanufacturing o Services Agreement with Senti 33

CURRENT CELL THERAPIES INADEQUATELY ADDRESS FUNDAMENTAL CHALLENGES IN CANCER Today’s Cell Therapies Cannot Resolve Key Cancer Challenges CURRENT AUTO CURRENT ALLO SENTI’S GENE CIRCUIT CURRENT ALLO CAPABILITIES T CELLS NK CELLS ENHANCED ALLO NK CELLS T CELLS POTENTIAL FOR OFF-THE-SHELF ADMINISTRATION WITH BROAD PATIENT ûüüü ACCESSIBILITY ENGINEERED WITH AUTOCRINE & PARACRINE SIGNALING FOR ENHANCED ACTIVITYûûûü DESIGNED WITH LOGIC GATES TO ACHIEVE – + / ENHANCED SPECIFICITYûûü ARMED WITH MULTIPLE MODES OF ACTION TO – + – + – + / / / IMPROVE EFFICACYü ENABLES CONTROL AND REGULATION OF – + / PRODUCT AFTER TREATMENTûûü 34

SPARK COLLABORATION

Spark Therapeutics Collaboration Will Leverage Smart Sensor Gene Circuit Technology to Develop Potential Next-Generation Precision Gene Therapies

ILLUSTRATIVE PRODUCT SCHEMATIC


AAV Gene Therapy with Cell Type-Specific Smart Sensor
AAV Capsid
Senti Synthetic Promoter
Therapeutic Payload
High payload expression in ON Target cell type
Low payload expression in OFF Target cell type(s)
Synthetic Promoter Performance Profile:
Compact promoter size to accommodate therapeutic payload transgene within ~4.5 kb AAV vector

Spark

DEAL SUMMARY

- **Collaboration & option:** Senti will design, build and test cell-specific and disease-specific Smart Sensor synthetic promoters for use in Spark's next-gen gene therapy products, with Spark having the option to exclusively license such promoters
- **Field:** Certain indications pertaining to CNS-, eye- or liver-targeted gene therapy products
- **Economics:** Aggregate potential value of upfront, opt-in, development, regulatory and sales milestone payments may exceed $645M, not including research funding and royalties on a per product basis

*Spark collaboration announced April 2021

35

BLUEROCK COLLABORATION

Senti Entered Into a Collaboration with BlueRock Therapeutics to Develop Potential Next-Generation Regenerative Medicines

ILLUSTRATIVE PRODUCT SCHEMATIC


Gene Circuit-Engineered "Smart" Regenerative Medicines
Example Gene Circuits
iPSC-derived cell therapy
1
Disease-Specific Smart Sensor
Senti Synthetic Promoter
Therapeutic Payload
2
Regulator Dial
OFF
Oral drug
+
ON
Therapeutic Payload

BlueRock THERAPEUTICS

DEAL SUMMARY

- **Collaboration & Option:** Senti will design, build, and test cell state- and disease- specific Smart Sensors and Regulator Dials for use in BlueRock Therapeutics' regenerative medicine product candidates, with BlueRock having the option to negotiate and enter into an exclusive or non-exclusive license in respect of such Smart Sensors and Regulator Dials
- **Field:** Specified indications including but not limited to neurology, cardiology and immunology within the field of regenerative medicine, depending on the gene circuit and cell types
- **Economics:** Not disclosed

*BlueRock collaboration announced May 2021

36

USE OF PROCEEDS

Over $290mm of Gross Proceeds in Combined SPAC and PIPE Financing

Multiple Key Milestones Expected to be Achievable Into 2025

- Present SENTI-301, SENTI-202, and SENTI-401 IND-enabling pharmacological data at key scientific conferences (AACR, ASGCT, SITC or equivalent)
- Complete first stage of construction for clinical-scale GMP facility
- File INDs for SENTI-202, SENTI-301, and SENTI-401
- Pre-clinical POC for additional CAR-NK pipeline programs
- Clinical POC for SENTI-301
- Clinical POC for SENTI-202
- First patient dosed for SENTI-401
- Initiate final stage of construction for commercial-scale manufacturing facility
- File approximately one additional IND per year after the above three programs

Pro Forma Cash of $326M Provides Runway Into 2025

SPAC Cash in Trust [3]	$230.0
PIPE Capital	66.8
Cash from Target Balance Sheet [1,2,4]	50.0
Cash from SPAC Working Capital [5]	0.5
Illustrative Fees & Expenses [6]	(21.7)
Estimated pro-forma cash	**$325.6**

[1] No debt, no warrants; [2] 2019, 2020 PCAOB audits completed to date, and quarterly reviews in 2021 by KPMG; [3] Assumes no redemptions from SPAC trust; [4] Based on projected cash balances of the Target as of December 31, 2021; [5] Based on projected cash balance of the SPAC held outside of the trust account as of December 31, 2021; [6] Includes an estimate of fees from the M&A and PIPE transactions, deferred underwriting fees and legal and accounting costs

37

PROGRESS & UPCOMING MILESTONES

YTD Progress Sets The Stage For Upcoming Value Driving Milestones

2021 YTD Achievements

Data readouts:

- [x] Presented pre-clinical POC data at AACR, demonstrating proprietary antigen discovery platform and NOT Logic Gate functionality
- [x] Presented preclinical data at ASGCT for SENTI-202 and SENTI-301
  - SENTI-202: Demonstrated AML antigen-specific OR Gate and NOT Gate efficacies
  - SENTI-301: Demonstrated use of Regulator Dial gene circuit for *in vivo* control of IL-12 expression

Manufacturing:

- [x] ISCT and CAR-TCR Summit presentations demonstrating a GMP relevant allogeneic CAR-NK process

Business development and financial:

- [x] Signed collaborations with Spark and BlueRock
- [x] Raised $105mm Series B round

Anticipated 2022 Milestones

- [ ] Present SENTI-301 and SENTI-202 IND-enabling pharmacological data at key scientific conferences (AACR, ASGCT, SITC or equivalent)
- [ ] Pre-IND meetings for SENTI-301 and SENTI-202
- [ ] Apply for Orphan Drug Designation for SENTI-301 and SENTI-202
- [ ] Initiate preclinical work on additional CAR-NK pipeline programs
- [ ] Complete first stage of construction for clinical-scale GMP facility
- [ ] Present clinical-scale GMP manufacturing process for gene-circuit-engineered NK cells at key technical conferences

Anticipated 2023 Milestones

- [ ] File INDs for SENTI-301 and SENTI-202
- [ ] Present SENTI-401 IND-enabling pharmacological data at key scientific conferences (AACR, ASGCT, SITC or equivalent)
- [ ] Pre-IND meeting for SENTI-401
- [ ] Pre-clinical POCs for additional pipeline candidates
- [ ] Present further platform validating data in gene therapy

Anticipated 2024+

- [ ] Approximately one IND per year

38

MANAGEMENT TEAM

Industry-leading Management with Top-tier Board, Scientific Advisors and Investors

EXECUTIVE TEAM[1]

Tim Lu, M.D., Ph.D.
CEO & CO-FOUNDER



MIT HARVARD MEDICAL SCHOOL

Philip Lee, Ph.D.
CTO & CO-FOUNDER



UCSF MERCK

Curt Herberts, M.B.S.
COO



Stanford University Sangamo

Deb Knobelman, Ph.D.
CFO



Penn Pfizer

Jose Iglesias, M.D.
CHIEF MEDICAL ADVISOR



Celgene Abraxis AMGEN

BOARD OF DIRECTORS

Susan Berland	Senior Financial Executive
Lee Cooper, J.D., MBA	LEAPS by Bayer
Brenda Cooperstone, M.D.	Pfizer Rare Disease
Ran Geng	Matrix (OrbiMed)
Alex Kolicich	8VC
Ed Mathers	NEA
Tim Lu M.D., Ph.D.	CEO & Co-Founder

SCIENTIFIC ADVISORS

Jim Collins, Ph.D (Chair)	MIT
Michael Andreeff, M.D., Ph.D.	MD Anderson Cancer Center
Lawrence Fong, Ph.D.	UCSF
Martin Fussenegger, Ph.D.	ETH Zurich
Michael Kalos, Ph.D.	Arsenal, Janssen, Lilly
Ahmad (Mo) Khalil, Ph.D	Boston University
Robin Taylor, Ph.D., MBA	SeaGen, Genentech
Michael Varney, Ph.D.	Erasca, Genentech
Wilson Wong, Ph.D.	Boston University

SELECT INVESTORS

~$158mm
in capital raised to-date

NEA
leaps
LU+
8VC
LIFEFORCE CAPITAL
matrix PARTNERS
AMGEN Ventures
intel capital
MIRAE ASSET Global Investments

Note: [1] Gary Lee, who has served as our Chief Scientific Officer since October 2018, has informed us that he intends to leave the Company in the first quarter of 2022

39

SPAC TEAM

Dynamics is Led by an Experienced Team with a Track Record of Success

Executive		Experience	Background
	**Omid Farokhzad** *Executive Chair*	seer, Selecta Biosciences, TARVEDA Therapeutics, BIND Therapeutics	○ Founder, Chair, and CEO of Seer in 2017, advancing a transformative proteomics platform ○ Previously co-founded Selecta Biosciences, Tarveda Therapeutics, and BIND Therapeutics (acquired by Pfizer)
	**Mostafa Ronaghi** *Chief Executive Officer*	illumina, seer, GRAIL, 1health, Clear Labs	○ Previously CTO at Illumina (2008-2021), and co-founded GRAIL and the Illumina Accelerator Program ○ Currently serves as a Board Member for Seer, 1Health and Clearlabs
	**Mark Afrasiabi** *Chief Financial Officer*	Silver Rock Financial, PIMCO	○ Previously partner at Silver Rock Financial, (~$3bn AUM), covering healthcare from 2010-2021 ○ High-Yield Research Analyst and Portfolio Manager at PIMCO prior to joining Silver Rock
	**Rowan Chapman** *Chief Business Officer*	Johnson & Johnson, GE Healthcare, natera, evidation	○ Currently serves as an independent director at Evidation Health and Natera ○ Previously regional Head of Johnson & Johnson Innovation and global Head of Healthcare Investing at GE
	**David Epstein** *Independent Director*	Rubius Therapeutics, NOVARTIS, EVELO	○ Serves as Chair of Rubius, Evelo and Axcella, and Executive Partner at Flagship ○ From 2010 to mid-2016, served as CEO of Novartis Pharmaceuticals (division of Novartis)
	**Jay Flatley** *Independent Director*	illumina, DENALI Therapeutics, COHERENT	○ Led Illumina as CEO from 1999 to 2016 before serving as Executive Chair and later Chair of the Board ○ Currently serves on the Board of Directors of Coherent and Denali Therapeutics
	**Deep Nishar** *Independent Director*	SoftBank, Google, seer, LinkedIn, RELAY, VIR	○ Currently Senior Managing Partner of the Softbank Vision Fund; serves on Boards of Seer, Relay and Vir ○ Previously an executive at LinkedIn and Google
	**Robert Langer** *Chief Scientific Advisor*	moderna, seer, FREQUENCY Therapeutics, PureTech Health	○ David H. Koch Institute Professor at MIT and co-founded more than 30 companies, including Moderna ○ Received over 220 major awards and is one of 5 living individuals to have received both the United States National Medal of Science (2006) and the United States National Medal of Technology and Innovation (2011)

40

TRANSACTION OVERVIEW

A Compelling Transaction for All Stakeholders

- → **Exposure to new class of biotech with a novel modality-agnostic drug development platform backed by groundbreaking science**
- → **SPAC + PIPE firepower enables multi-year runway through clinical POC**

Sources and Uses ($mm)

Sources	
SPAC Cash in Trust [2]	$230.0
PIPE Capital	66.8
Cash from Target Balance Sheet [3]	50.0
Cash from SPAC Working Capital [4]	0.5
Target Rollover Equity [5]	240.0
Total Sources	**$587.3**

Uses	
Target Rollover Equity	$240.0
Cash to BS / Primary Proceeds	325.6
Illustrative Fees & Expenses [6]	21.7
Total Uses	**$587.3**

Additional Transaction Details

- → 100% rollover by target equity holders
- → Pro-forma equity value of $601mm and enterprise value of $276mm
- → Incremental Target equity holder earn-out of 2mm shares
- → $86.9mm of the SPAC trust committed to non-redemption agreements
- → $66.8mm fully committed PIPE
- → Transaction expected to close in Q2 of 2022, subject to customary closing conditions

Pro-forma Valuation[1]

$mm, except per share data

Share price	$10.00
Pro-forma shares outstanding	60.1
Negotiated Pro-forma Equity Value	**$601**
(+) Standalone debt	
(-) Cash to BS / Primary Proceeds	(326)
Pro-forma Enterprise Value	**$276**

Illustrative Pro-forma Ownership[7]

Assumes $10.00 share price



Existing Target Holders5
SPAC Public8
PIPE Investors
Founder Shares 9
SPAC Private Placement Shares
8%
1%
11%
40%
40%

[1] Assumes no redemptions and net of estimated transaction expenses; [2] Assumes no SPAC trust redemptions; [3] Based on projected cash balances of the Target as of December 31, 2021; [4] Based on projected cash balance of the SPAC held outside of the trust account as of December 31 2021; [5] Includes all holders of outstanding convertible notes and outstanding equity awards of the Target, whether vested or unvested, on an as-converted or net exercise basis at $10/share exercise price, as applicable; [6] Includes an estimate of fees from the M&A and PIPE transactions, deferred underwriting fees and legal and accounting costs; [7] Pro-forma ownership assumes no redemptions, $66.8mm PIPE and excludes impact of earn-out to existing Target equity holders, with 1mm shares vesting if the stock reaches $15 (in the first 2 years from the Closing) and 1mm shares vesting at $20 per share (in the first 3 years from the Closing), and go-forward equity incentive programs contemplated to represent approximately 22% of the pro-forma equity of the combined company via stock options with customary vesting (including 15% to be issued with a $10/share exercise price pursuant to option grants made in connection with the transactions, and 7% reserved for future issuance); [8] Excludes 965,728 shares of SPAC common stock expected to be issued to SPAC shareholders entering into non-redemption agreements covering $86.9 million of the SPAC trust; [9] Includes 965,728 founder shares expected to be forfeited at the closing to support the SPAC in securing non-redemption commitments

41

SENTI BIO Closing Remarks Senti is the pioneer in therapeutic synthetic biology Our gene circuits are biological software that are designed to power next-gen cell and gene therapies Senti’s deep differentiated allogeneic CAR-NK pipeline has the potential to address key unmet needs in cancer, including SENTI-202 for AML, SENTI-301 for HCC, and SENTI-401 for CRC Collaborations with global leaders in gene and cell therapy, Spark (Roche) and BlueRock (Bayer), indicate the broad potential of the platform Following a combination with Dynamics, Senti expects to be financially positioned to become a clinical-stage platform company delivering multiple intelligent cell and gene therapies to patients 42

Appendix 43

SCIENTIFIC ADVISORY BOARD (SAB) Senti is Founded by a World Class Team and Supported by an Advisory Board of Pioneers in Cell and Gene Therapy SENTI “SYNTHETIC BIOLOGY” ADVISORS SENTI “CLINICAL AND COMMERCIAL” ADVISORS Michael Varney, PhD Jim Collins, Ph.D. CHAIR OF R&D, SAB MEMBER AND PROFESSOR, MIT BOARD DIRECTOR AT ERASCA Scientific Co-Founder and SAB Chairperson Former Head of gRED at Genentech Michael Kalos, PhD INDEPENDENT ADVISOR AND CONSULTANT Wilson Wong, Ph.D. Fmr. Sr. Leadership at Arsenal, Janssen, Lilly PROFESSOR, BOSTON UNIV. Scientific Co-Founder Lawrence Fong, M.D. EFIM GUZIK DISTINGUISHED PROFESSOR IN CANCER BIOLOGY, UCSF Ahmad (Mo) Khalil, Ph.D. PROFESSOR, BOSTON UNIV. Michael Andreeff, M.D., PhD. Technical Advisor PROFESSOR OF MEDICINE, AND PAUL AND MARY HAAS CHAIR IN GENETICS, MD ANDERSON CANCER CENTER Martin Fussenegger, Ph.D. Robin Taylor, Ph.D., M.B.A. PROFESSOR, ETH ZURICH OWNER, TAYLOR GLOBAL BIOPHARMA CONSULTING Technical Advisor Fmr. Chief Commercial Officer at SeaGen REPRESENTATIVE PUBLICATIONS IN Genetic circuit design automation Alec A. K. Nielsen, Bryan S. Der, Jonghyeon Shin, Prashant Vaidyanathan, Vanya Paralanov, Elizabeth A. Strychalski, David Ross, Douglas Densmore and Christopher A. Voigt (March 31, 2016) Science 352 (6281), . [doi: 10.1126/science.aac7341] 44 Editor's Summary Programming circuitry for synthetic biology As synthetic biology techniques become more powerful, researchers are anticipating a future in which the design of biological circuits will be similar to the design of integrated circuits in electronics. Nielsen et al. describe what is essentially a programming language to design computational circuits in living cells. The circuits generated on plasmids expressed in Escherichia coli required careful insulation from their genetic context, but primarily functioned as specified. The circuits could, for example, regulate cellular functions in response to multiple environmental signals. Such a strategy can facilitate the development of more complex circuits by genetic engineering. Science, this issue p. 10.1126/science.aac7341 This copy is for your personal, non-commercial use only. Visit the online version of this article to access the personalization and Article Tools article tools: http://science.sciencemag.org/content/352/6281/aac7341 Permissions Obtain information about reproducing this article: http://www.sciencemag.org/about/permissions.dtl Science (print ISSN 0036-8075; online ISSN 1095-9203) is published weekly, except the last week in December, by the American Association for the Advancement of Science, 1200 New York Avenue NW, Washington, DC 20005. Copyright 2016 by the American Association for the Advancement of Science; all rights reserved. The title Science is a registered trademark of AAAS. Downloaded from http://science.sciencemag.org/ on May 11, 2016

STARTING CELLS

Multiple Potential NK Cell Sources Are Available for Clinical Application

Cell Source	iPSC	Cord Blood	Peripheral Blood
Supply Chain	Requires generation of GMP iPSC bank(s) from qualified donor(s)	A few established cord blood banks with experience in CAR cell therapy	Multiple clinical networks for qualified donors with extensive use in CAR cell therapy
Genetic Engineering	iPSC engineering and clone selection with extensive pre-clinical characterization	Well-established protocols for conventional genetic engineering	Well-established protocols for conventional genetic engineering
Potency and Function	Unclear if identical to primary NK cells	More immature repertoire of NK cells	Full repertoire of functional and mature NK cells
NK Cell Expandability	Similar expandability to cord blood and peripheral blood	Increased expansion potential but smaller number of starting cells	Established methods for 1,000-10,000-fold expansion in 21 days
GMP Process Maturity	More complex, multistage process	Established unit operations for clinical process	Well-established with similarity to commercial CAR-T process
Clinical Experience	Limited clinical experience with only 4 clinical trials using iPSC-derived NK cells	Modest clinical experience with 30+ clinical trials using cord-derived NK cells	Widely used NK cell source in clinical trials with 200+ clinical trials using peripheral NK cells

PERIPHERAL BLOOD-SOURCED NK CELLS WILL ALLOW US TO IMMEDIATELY LEVERAGE AN ESTABLISHED SUPPLY CHAIN, A MATURE GMP PROCESS, AND EXTENSIVE CLINICAL EXPERIENCE TO DEVELOP OUR NEXT-GENERATION CAR-NK CELL THERAPIES

45

CAR-NK CELL MANUFACTURING PROCESS Robust Manufacturing Process Designed to Support All Internal Programs with 1 GMP Production of Allogeneic CAR-NK Cells Engineered with Proprietary crIL-15 EXPANSION CRYOPRESERVATION PERSISTENCE Greater than 6,000-fold expansion Pre-freeze and post-thaw cells have in 21 days from frozen isolated NK similar cell viability, CAR expression, Senti’s proprietary crIL-15 enhances cells using GMP-ready process and NK cell purity NK cell killing and persistence Tumor cells alone 10,000 Unengineered NK cells NK Cell Viability CAR Expression NK Cell Purity 6,879 GPC3 CAR + wtIL-15 2 GPC3 CAR + crIL-15 100 100 60 100 1,000 2 doses/batch 1 80 164 40 60 100 0 50 40 20 10 (1) 20 0 0 0 (2) 1 0 1 2 3 4 5 6 7 0 10 20 30 Days Days of Expansion 1 Calibrated release IL-15 (crIL-15) 8 46 2 Based on 3x10 CAR-NK Cells per dose at anticipated clinical scale Fold Expansion Cell Viability (%) CAR Expression (%) CD3-/CD56+ Tumor Cell Count (ln)

TUMOR-ASSOCIATED ANTIGEN AND SAFETY ANTIGEN PARIED DISCOVERY PLATFORM

Senti Developed a Powerful Tumor-Associated Antigen and Safety Antigen Paired Discovery Platform to Generate Targets for New Logic-Gated CAR-NK Candidates



RNA expression data
Filter for cell surface expression
Tumor-Associated Antigen discovery
Expression in tumor cells
Healthy tissue expression of A
A B C
Potential Tumor-Associated Antigens
1 2 3 4 5
Tissues
Safety Antigen discovery
Expression in tumor cells
Healthy tissue expression of E
D E F
Potential Safety Antigens
1 2 3 4 5
Tissues
Curation and experimental validation

Source: Internal data

47

TUMOR-ASSOCIATED ANTIGEN AND SAFETY ANTIGEN PARIED DISCOVERY PLATFORM SENTI-202 NOT GATE Safety Antigen Candidates Were Identified Through Senti’s Bioinformatics Approach SHORT LIST OF TARGET SAFETY ANTIGENS 1. Antigen 1 2. Antigen 2 20,216 3. Antigen 3 Protein 7,860 115 15 Coding 20,216 Genes Protein 7,860 115 15 Coding Genes On Cell High on healthy HSCs Confirmed Membrane? Low/Negative on AML Low/Negative on AML Source: Internal data 48

FLOW CYTOMETRY FOR HEALTHY HSCs AND AML LSCs: EMCN+ AND EMCN- Senti Identified a NOT GATE Safety Antigen Called EMCN That Distinguishes AML LSCs From Healthy HSCs HEALTHY HSCs (FROM HEALTHY DONOR) AML LSCs (FROM AML PATIENT) KEY TAKEAWAYS • The ‘NOT GATE’ uses EMCN as a Safety Antigen input to differentiate between healthy HSCs and AML cancer cells EMCN+ = 70.2% EMCN+ = 0% • This enables targeted killing of cancer cells while sparing healthy HSCs, thereby improving the therapeutic window EMCN EMCN 49 Source: Internal data Side Scatter (SSC) Side Scatter (SSC)

SENTI-401: LOGIC-GATED AND MULTI-ARMED CAR-NK CELLS FOR PRECISION CRC TREATMENT

SENTI-401: Addressing Unmet Needs in the Treatment of Colorectal Cancer (CRC)

Toolbox of Gene Circuits

- Logic Gating
- Multi Arming
- Regulator Dial
- Smart Sensor

SENTI'S LOGIC GATES SOLVE KEY DISEASE CHALLENGES IN CRC

Challenges	Senti Gene Circuit Solutions
Target heterogeneity Off-tumor tox limits efficacy of CEA-targeted therapies	**NOT Logic Gate** Targets the TAA CEA and prevents toxicities against healthy lung and GI tissues
Disease evasion Suppressive tumor microenvironment (TME) limits efficacy	**Multi Arming** Targets multiple pathways with potent immuno-stimulators to overcome TME

UNMET NEED IN CRC

Previous CEA therapies resulted in on-target/off-tissue cell killing in the GI tract[1] and lung[2]

Pre-treatment



Post-treatment



Difficult to target CEA due to off-tumor expression

SENTI'S LOGIC GATES MAY MITIGATE OFF-TUMOR TOXICITY WHILE MULTI-ARMING MAY OVERCOME THE SUPPRESSIVE TME TO ENHANCE CRC TREATMENT EFFICACY AND PRECISION

[1] Parkhurst, et al. Mol Therapeutics. 2011.; [2] Thistlethwaite FC, et al. Cancer Immunol Immunother. 2017

50

SENTI-401: CEA aCAR ANTI-TUMOR ACTIVITY + SENTI CAR-NK Cells Efficiently Kill CEA CRC cells CEA-CAR EXPRESSION CRC CANCER CELL KILLING 100 Tumor cells alone 500K 80 84.7% Unengineered NK 400K Cells SENTI CAR-NK 60 300K 200K 40 100K 20 0K 5 0 10 0 CAR expression 0 20 40 60 80 100 120 140 Elapsed time (hours) 51 Source: Internal data Relative Tumor Cell Abundance (%)

SENTI-401: VSIG2 AS SAFETY ANTIGEN FOR CEA CAR-NK Senti Discovered VSIG2 as a Safety Antigen that is Highly Expressed in Healthy Epithelial Cells, but not in CRC Tumor Cells TUMOR-ASSOCIATED ANTIGEN: CEA SAFETY ANTIGEN: VSIG2 HEALTHY COLON COLORECTAL TUMOR 52 Source: Internal data